UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

NextCure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0‑11.

MESSAGE FROM OUR CHAIRMAN AND OUR CEO
Dear Stockholders:
We are pleased to invite you to join us for the 2024 Annual Meeting of Stockholders of NextCure, Inc., to be held on Thursday, June 20, at 10:00 a.m. Eastern Time, virtually over the internet at www.virtualshareholdermeeting.com/NXTC2024, during which time you will be able to vote your shares electronically and submit questions.
At the 2024 Annual Meeting, we will be asking you to elect the two nominees named in the accompanying proxy statement to serve as Class II directors for three-year terms ending in 2027. Beginning on page 7, you will find detailed information about the qualifications of both our director nominees and our continuing directors, who we believe bring a diverse set of strengths and expertise to bear when representing your interests.
Our Board of Directors is committed to governance practices that are appropriately tailored to our business and guiding NextCure toward delivering on our commitment to discovering and developing innovative medicines that treat cancer patients who do not respond to, or who have disease progression on, current therapies, through the use of differentiated mechanisms of action including Antibody-Drug Conjugates (ADCs), antibodies and proteins.
In addition to the election of directors, as discussed beginning on page 7, we are also asking stockholders to ratify our audit committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Finally, as discussed beginning on page 30, we are also asking stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation that would exculpate our officers from certain liabilities consistent with Delaware legislation recently enacted.
On behalf of the Board of Directors and the NextCure team, we would like to thank you for your continued support. We look forward to your participation at the Annual Meeting.
Sincerely,
David Kabakoff, Ph.D.
Chairman of the Board
Michael Richman
President & Chief Executive Officer
April 26, 2024

NextCure, Inc.
9000 Virginia Manor Road, Suite 200
Beltsville, Maryland 20705
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date:	June 20, 2024	Record Date:	April 24, 2024
Time:	10:00 a.m. ET	Attendance:	www.virtualshareholdermeeting.com/NXTC2024
To the Stockholders of NextCure, Inc.:
We will hold the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of NextCure, Inc. (the “Company,” “NextCure,” “we,” “us,” or “our”) on June 20, 2024 at 10:00 a.m. Eastern Time, as a virtual meeting held entirely over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions online by visiting www.virtualshareholdermeeting.com/ NXTC2024 and entering the 16-digit control number included in the notice containing instructions on how to access Annual Meeting materials (the “Notice”), on your proxy card (the “Proxy Card”), or in the voting instructions that accompanied the proxy materials (the “Proxy Materials”).
Items of Business:

1.
To elect as directors the two nominees named in the accompanying Proxy Statement to a term of three years each, or until their successors have been elected and qualified.

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
To approve an amendment to our Amended and Restated Certificate of Incorporation to provide for the exculpation of Company officers.

The proposed Amended and Restated Certificate of Incorporation reflecting the proposed amendment is attached as Appendix A to the accompanying proxy statement and is incorporated herein by reference.
These matters are more fully described in the proxy statement accompanying this notice (the “Proxy Statement”). In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered.
We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish our Proxy Materials, consisting of this Notice of Annual Meeting, the Proxy Statement, the Proxy Card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) via the Internet. On April 26, 2024, we commenced mailing the Notice to stockholders (as of the record date), which Notice contains instructions on how to access our Annual Meeting materials and vote via the Internet, by mail or by telephone. The Notice also contains instructions on how to request a paper copy of our Proxy Materials and the 2023 Annual Report. This process allows us to provide our stockholders with the information they need on a timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our Proxy Materials.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, the Board of Directors encourages you to review the accompanying Proxy Statement for information relating to each of the proposals and to cast your vote promptly.
By Order of the Board of Directors,
Michael Richman
President & Chief Executive Officer
April 26, 2024

PROXY STATEMENT SUMMARY	1
NextCure at a Glance	1
Business Highlights and Near-Term Milestone: Product Candidates	1
Overview of Proposals to be Presented at the Annual Meeting	2
Important Notice Regarding the Internet Availability of Proxy Materials	3
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	4
Attending the Annual Meeting	4
Stockholders Entitled to Vote	4
Quorum	4
Voting Methods	4
How your Shares will be Voted	5
Revocability of Proxies	6
Solicitation of Proxies	6
PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS	7
Overview	7
Director Qualifications	7
Stockholder Nominations	8
Board Composition	8
Board Diversity Matrix	9
Nominees and Continuing Directors	9
CORPORATE GOVERNANCE AND OUR BOARD OF DIRECTORS	18
Board Leadership and Governance Structure	18
Board Committees	19
Meeting Attendance	21
Other Governance Matters	21
Communications with the Board	23
DIRECTOR COMPENSATION	24
Non-Employee Director Compensation Program	24
2023 Director Compensation Table	25
Outstanding Equity Awards for Directors at Fiscal Year-End	26
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
Relationship with Independent Registered Public Accounting Firm	27
Audit Committee Pre-Approval Policies and Procedures	28
Audit Committee Report	29
PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF COMPANY OFFICERS	30
EXECUTIVE OFFICERS	32
EXECUTIVE COMPENSATION	34
2023 Summary Compensation Table	34
Elements of NEO Compensation	34
Employment Agreements and Potential Payments Upon Termination or Change in Control	35

PROXY STATEMENT SUMMARY
This summary highlights information that is contained elsewhere in this Proxy Statement regarding the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of NextCure, Inc. (the “Company,” “NextCure,” “we,” “us,” or “our”). This summary does not include all information necessary to make a voting decision, and you should read this Proxy Statement in its entirety before casting your vote.
NextCure at a Glance

NextCure is a clinical-stage biopharmaceutical company committed to discovering and developing innovative medicines that treat cancer patients that do not respond to, or have disease progression on, current therapies, through the use of differentiated mechanisms of actions including Antibody-Drug Conjugates (“ADCs”), antibodies and proteins. We view the immune system holistically and, rather than target one specific immune cell type, we focus on understanding biological pathways, the interactions of cells and the role each interaction plays in an immune response. We are focused on patients who do not respond to current therapies, patients whose cancer progresses despite treatment and patients with cancer types not adequately addressed by available therapies. We are committed to discovering and developing therapies that leverage our core strengths in understanding biological pathways and biomarkers, the interactions of cells, including in the tumor microenvironment, and the role each interaction plays in a biologic response.
Business Highlights and Near-Term Milestone: Product Candidates

NC410 (LAIR-2 fusion): a novel fusion protein designed to block immune suppression mediated by an immune modulator called Leukocyte-Associated Immunoglobulin-like Receptor, or “LAIR-1”.
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Ongoing Phase 1b/2 clinical trial evaluating NC410 in combination with pembrolizumab in patients with immune checkpoint refractory or naïve solid tumors.

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Following an initial cohort of nineteen evaluable patients 100 mg cohort of colorectal cancer (“CRC”) patients who are microsatellite stable (“MSS”)/microsatellite instable-low (“MSI-L”) immune checkpoint inhibitor naïve CRC without active liver metastasis (“LM”), and enrolled a second cohort of twenty additional such CRC patients.

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Phase 1b data for the CRC cohorts expected to be provided in the second quarter of 2024.

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Following an initial cohort of seven evaluable ovarian cancer patients, we are in the process of enrolling approximately eighteen additional ovarian patients in a second cohort.

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Phase 1b data from the ovarian cancer cohorts expected to be presented in the second half of 2024.

LNCB74 (B7-H4 antibody drug conjugate): an antibody drug conjugate (“ADC”) targeting an immunomodulatory molecule called human B7 homolog 4 protein, or “B7-H4”, which is a protein expressed on multiple tumor types.
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LNCB74 is being advanced under collaboration with LigaChem Biosciences, Inc. (formerly named LegoChem Biosciences, Inc.), and we have completed pre-clinical experiments demonstrating tumor killing, pilot toxicology studies, received pre-IND feedback from the FDA, and are conducting ongoing activities associated with GLP toxicology studies, GMP manufacturing, and clinical development planning.

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Investigational New Drug (“IND”) application filing with the U.S. Food and Drug Administration planned in the fourth quarter of 2024.

Assets We Intend to Partner
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NC525 is a novel LAIR-1 antibody that selectively targets Acute Myeloid Leukemia (“AML”) blast cells and leukemic stem cells, and currently is in a Phase 1a monotherapy dose escalation and safety study evaluating NC525 in AML patients. The trial is now in the fifth dose escalation cohort, and we plan to complete the dose-finding portion of the study to arrive at a predicted biologically active dose and further assess development plans by the fourth quarter of 2024.

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NC605 is an antibody that targets Siglec-15 and has the potential as a treatment for bone disease. Preclinical data show that NC605 treatment reduced bone loss and enhanced bone quality in mice with osteogenesis imperfecta (“OI”). OI is a rare disorder that results in high bone turnover, abnormal bone formation, bone fragility, and recurrent fractures. NC605 could also have applications in chronic bone diseases such as osteoarthritis and non-union fractures. We are currently conducting toxicology studies in preparation for partnering.

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NC181 is a humanized antibody targeting ApoE4 for the treatment of Alzheimer’s disease (“AD”). In preclinical AD animal models, NC181 has demonstrated amyloid clearance, prevention of amyloid deposition, plaque clearance and neuroinflammation reduction. Preclinical studies have demonstrated that it reduces microhemorrhages, improves cerebral vascular function and lowers risk of Amyloid Related Imaging Abnormalities (“ARIA”).

Overview of Proposals to be Presented at the Annual Meeting

Proposals	Board Vote Recommendation	Page
1. Elect the two Class II director nominees named in this Proxy Statement	FOR each nominee	7
2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024	FOR	27
3. Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of Company officers	FOR	30
Proposal No. 1: Election of Director Nominees
We are asking you to vote for the election of Elaine V. Jones, Ph.D. and Ellen G. Feigal, M.D. as Class II directors, each to serve for a three-year term expiring at our 2027 Annual Meeting of Stockholders.
Our Board of Directors (the “Board”) currently consists of eight members divided into three classes. Chau Q. Khuong, currently a Class II director, is not standing for election at the Annual Meeting. Effective as of the Annual Meeting, the size of the Board will be reduced to seven members divided into three classes, with Classes I and II each being comprised of two directors and Class III being comprised of three directors.
Proposal No. 2: Ratification of Appointment of Independent Auditor
We are asking you to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024. Although stockholder ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in the view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting.
Proposal No. 3: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Company Officers
We are asking you to vote to approve an amendment to our Amended and Restated Certificate of Incorporation that would provide for the exculpation of Company officers from certain liabilities. Delaware legislation recently enacted now allows Delaware companies to limit certain direct liabilities of their officers as a matter of law, but only if specified in a company’s certificate of incorporation.

Other Proposals
The Board is not aware of any matters that will be brought before the Annual Meeting that are not referred to in the enclosed Proxy Card. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.
Important Notice Regarding the Internet Availability of Proxy Materials

The Notice of Annual Meeting, the Proxy Statement, and the 2023 Annual Report are available at www.proxyvote.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Attending the Annual Meeting

You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ NXTC2024 and using your 16-digit control number included on your Notice, on your Proxy Card, or on the instructions that accompanied your Proxy Materials to enter the meeting.
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you. If your shares are held in a stock brokerage account or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name, your broker, bank, trustee, or other nominee is considered, with respect to those shares, the stockholder of record, and the Notice or voting instructions are being forwarded to you by that organization.
The virtual meeting platform is fully supported across major web browsers and multiple device types running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Please allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page. We will endeavor to answer as many questions submitted by stockholders as time permits at the Annual Meeting. Further information regarding procedures for asking questions and rules of conduct for the meeting will be posted on the virtual meeting login page and available on our investor webpage, http://ir.nextcure.com. A replay of our Annual Meeting webcast will be available at www.virtualshareholdermeeting.com/NXTC2024 and will remain there for one year.
We believe that conducting the Annual Meeting as a virtual meeting will encourage higher levels of stockholder participation while also helping us reduce environmental and other costs associated with the Annual Meeting.
Stockholders Entitled to Vote

The Board has set April 24, 2024 as the record date for the Annual Meeting. If you were the owner of our common stock at the close of business on the record date, you are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date. At the close of business on the record date, there were 27,973,289 shares of our common stock issued, outstanding and entitled to vote.
A list of stockholders of record entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Quorum

A majority of our issued and outstanding shares of common stock as of the record date must be present at the Annual Meeting, either in attendance or by proxy, to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you either attend our Annual Meeting or properly submit your proxy prior to the Annual Meeting. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
Voting Methods

Voting Before the Meeting
To vote your shares before the Annual Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the Proxy Materials by mail, you may also vote by signing and submitting your Proxy Card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. We encourage you to vote before the Annual Meeting even if you plan to attend the Annual Meeting, so that your shares will be represented whether or not you are able to attend the meeting.
Voting At the Meeting
Stockholders may vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/NXTC2024. To participate in the Annual Meeting, you will need the 16-digit control number. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance to ensure your vote will be counted if you later decide not to attend the Annual Meeting.
Street Name Holders
If you are a beneficial owner who holds your shares in street name, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares held in your account. You should follow the instructions in the Notice or voting instructions provided to you by that organization to vote your shares or direct the organization on how to vote your shares.
Vote Requirements

Proposal No. 1: Director Nominee Election
For a director to be elected, the director must receive the affirmative vote of a majority of the votes cast in the election.
Proposal No. 2: Ratification of Independent Auditor
The affirmative vote of the majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the matter is required to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.
Proposal No. 3: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation
To amend our Certificate of Incorporation, the proposal must receive an affirmative vote of 66 2∕3% of the voting power of the shares of the then outstanding voting stock of the Company.
How your Shares will be Voted

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the election of each director nominee and Proposal Nos. 2 and 3. If you abstain from voting on a director nominee in Proposal No. 1 or from voting on Proposal Nos. 2 or 3, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. An abstention will have no effect on the outcome of the election of our directors in an uncontested election but will have the same effect as a vote “AGAINST” Proposal Nos. 2 and 3.
Banks, brokerage firms, and other nominees who hold our shares in street name for their customers generally have authority to vote on “routine” proposals, such as the ratification of auditors, when they have not received instructions from beneficial owners. However, they are precluded from exercising their voting discretion with respect to the election of directors or other non-routine matters. At the Annual Meeting, a broker will have discretionary authority to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), but will not have discretionary authority as to the election of the two Class II director nominees named in this Proxy Statement (Proposal No. 1) or the approval of the amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of Company officers (Proposal No. 3). A “broker non-vote” occurs when your broker does not receive voting instructions with respect to a proposal and is not permitted to vote such shares because it does not have discretionary authority to do so. Broker non-votes will have no impact on the voting results with respect to the election of directors (Proposal No. 1) but will have the same impact as vote against the amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of Company officers (Proposal No. 3). There will not be any broker non-votes on the ratification of auditors (Proposal No. 2), because brokers will have discretionary authority to vote shares on this Proposal.
If you are a stockholder of record and you properly sign and return a Proxy Card, your shares will be voted as you direct. If no instructions are indicated on such Proxy Card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, including “FOR” for all director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and “FOR” the amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of Company officers.
Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this Proxy Statement may be revoked by the person giving it at any time before the final vote at the Annual Meeting by submitting a written notice of revocation by mail to NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland, 20705. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone, by signing and returning a new Proxy Card by mail (only your latest proxy timely submitted prior to the Annual Meeting will be counted), or by attending and voting during the online Annual Meeting. Attending the Annual Meeting, by itself, will not revoke a previously submitted proxy. Holders in street name should follow the instructions provided to you by your broker, bank, trustee, or other nominee regarding how to revoke a proxy previously submitted.
Solicitation of Proxies

Our Board is making this solicitation and we will bear the entire cost of preparing, assembling, printing, mailing, and distributing these Proxy Materials and soliciting votes. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of common stock, and normal handling charges may be paid for such forwarding service. Officers and other of our employees, who will receive no additional compensation for their services, may solicit proxies by mail, email, or via the Internet, personal interview, or telephone.

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS
Overview

Our Board is divided into three classes, with each class having staggered three-year terms. At the Annual Meeting, two Class II directors will be elected to hold a three-year term expiring at our 2027 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. Elaine V. Jones. Ph.D., and Ellen G. Feigal, M.D., both of whom currently are Class II directors, are nominees for election at the Annual Meeting.
Our Board currently consists of eight members. Chau Q. Khuong, currently a Class II director, is not standing for election at the Annual Meeting. Effective as of the Annual Meeting, the size of the Board will be reduced to seven members, with Classes I and II each being comprised of two directors and Class III being comprised of three directors.
The nominating and corporate governance committee has recommended, and the Board has approved, the nomination of each of the two director nominees named in this Proxy Statement to stand for election at the Annual Meeting.
Each of the nominees has consented to serve if elected. However, if either of the nominees fails to stand for election, declines to accept election, or is otherwise unavailable for election prior to our Annual Meeting, proxies solicited by our Board will be voted by the proxy holders for the election of any other person or persons as the Board may recommend, or our Board, at its option, may reduce the number of directors that constitute the entire Board and any class thereof.
Director Qualifications

The nominating and corporate governance committee of the Board is tasked with annually considering the size, composition, and needs of the Board and, as appropriate, recommending the nominees for directors to the Board for approval. The nominating and corporate governance committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Ellen G. Feigal, M.D., who has been a director since 2021, is standing for election by our stockholders for the first time at the Annual Meeting. Dr. Feigal was first identified as a candidate to join the Board by an independent third-party search firm.
Below are the general criteria for the evaluation of current and proposed directors:
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high standards of integrity, commitment, independence of thought and judgment;

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diversity of talent, skill, and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests, which may include experience at senior levels of public companies, leadership positions in the life sciences, healthcare, or public health fields, science or technology backgrounds, and financial experience;

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confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management, and all of our relevant stakeholders;

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ability to devote sufficient time, energy, and attention to corporate affairs;

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active participation in the decision-making process, willingness to make difficult decisions in the best interests of the Company and our stockholders and demonstrate diligence and faithfulness in attending Board and committee meetings; and

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freedom from any conflict of interest that would impair the person’s ability to fulfill the responsibilities of a member of the Board.

We have no formal policy regarding board diversity; however, the nominating and corporate governance committee and the Board consider factors such as gender, ethnicity, race and other characteristics when evaluating how a candidate for director could contribute to the overall diversity of the

Board. The nominating and corporate governance committee and the Board evaluate each individual in the context of the composition of the Board as a whole, with the objective of assembling a group that maximizes the success of the business and represents stockholder interests through the exercise of sound judgment using its diversity of experience.
Stockholder Nominations

The nominating and corporate governance committee will review and evaluate candidates for election to the Board suggested in writing by a stockholder and will make a recommendation to the Board using the same criteria as it does in evaluating candidates submitted by members of the Board. Any such suggestions should be submitted to the Corporate Secretary, NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.
The nominating and corporate governance committee will also review and evaluate candidates directly nominated by stockholders for election to the Board, taking into consideration whether nominations are in accordance with the procedures to nominate directors set forth in our bylaws. Any stockholder who wishes to recommend a candidate for consideration by the nominating and corporate governance committee should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals and Nominations to be Included in Next Year’s Annual Meeting.”
Board Composition

Set forth below are some of the experiences, qualifications, attributes, and skills possessed by the nominees for election to the Board and our continuing directors.

Michael Richman	David Kabakoff	John Houston	Elaine Jones	Stephen Webster	Anne Borgmann	Ellen G. Feigal
Qualifications and Experience							
Industry Expertise	●	●	●	●	●	●	●
Operational Leadership	●	●	●	●	●	●	●
Growth-Stage Companies	●	●	●	●	●	●	●
Public Company Financing	●	●	●	●	●		
Business Development and M&A	●	●		●	●		
Accounting or Financial Experience		●		●	●		
Other Public Company Board Experience	●	●	●	●	●	●	●
Legal, Compliance, and Risk Management				●	●		
Scientific or Medical Training		●	●	●		●	●
Clinical Trials and Regulatory Experience		●	●			●	●
Product Launch, Commercialization, and Marketing					●	●	
Board Tenure and Age							
Director Since	2015	2015	2020	2015	2019	2021	2021
Age	63	76	64	69	63	56	69

Board Diversity Matrix

The table below provides information regarding certain diversity attributes of our Board members and nominees as of April 26, 2024, with categories as set forth by Nasdaq Listing Rule 5605(f).
Board Diversity Matrix
Total Number of Directors: 8
	Female	Male
All Directors	3	5
Asian	—	1
White	3	4
Nominees and Continuing Directors

Biographical information for each person nominated for election as a director at the Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting is set forth below, including age, term of office, and business experience, including directorships with publicly traded companies during the past five years. In addition, for each person, we have included information regarding the business or other experience, qualifications, attributes, or skills that factored into the determination by the nominating and corporate governance committee and our Board that each such person should continue to serve as a director.
Class II Director Nominees for Terms Expiring in 2027
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS II DIRECTOR NOMINEES LISTED BELOW.

Elaine V. Jones, Ph.D.

Independent
Director Since: December 2015
Committee Service:
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Audit Committee

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Nominating and Corporate Governance Committee (Chair)

Age: 69
Other Public Boards:
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CytomX Therapeutics, Inc.

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Gritstone Oncology, Inc.

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HBM Healthcare Investments Ltd.

Experience and Expertise
Dr. Jones served as Vice President, Worldwide Business Development and Senior Partner at Pfizer Ventures, a life sciences investment company, where she was responsible for making and managing venture investments of strategic interest to Pfizer Inc., from December 2008 to April 2019. Prior to joining Pfizer, Dr. Jones was a General Partner with EuclidSR Partners. She began her private equity career in 1999 at S.R. One, GlaxoSmithKline’s venture fund. Before that, she was Director of Scientific Licensing for SmithKline Beecham and a research scientist for SmithKline Beecham Pharmaceutical R&D. Dr. Jones has served on the board of directors of publicly traded CytomX Therapeutics, Inc., a clinical-stage biopharmaceutical company, since May 2019 (she also previously served on CytomX’s board from December 2014 to June 2016), Gritstone Oncology, Inc., an immuno-oncology company, since September 2019, and HBM Healthcare Investments Ltd., a healthcare investment portfolio company, since June 2021. She also served on the board of Ibere Pharmaceuticals from February 2021 to March 2023. Dr. Jones currently serves on the board of directors for various privately held companies, including Mironid Ltd. and Myeloid Therapeutics, Inc., and as a trustee of Juniata College. Dr. Jones previously served on the boards of directors of several publicly traded healthcare companies, including Mersana Therapeutics, Inc. from February 2015 to June 2018, Mirna Therapeutics, Inc. from December 2012 to June 2016, Aquinox Pharmaceuticals, Inc. from June 2010 to February 2015 and Flexion Therapeutics, Inc. from December 2009 to June 2014. Dr. Jones received a B.S. in biology from Juniata College and a Ph.D. in microbiology from the University of Pittsburgh.

Qualifications • Background in scientific and pharmaceutical industry • Extensive experience in the venture capital industry

Ellen G. Feigal, M.D.
Independent Director Since: October 2021 Committee Service: • Compensation Committee Age: 69 Other Public Boards: • Xencor, Inc. • Prescient Therapeutics Ltd.
Experience and Expertise
Dr. Feigal has served as a Partner and Head of the Biologics Practice at NDA Partners LLC since 2014. NDA Partners is part of ProPharma Group, a life sciences management consulting and contract development organization. Dr. Feigal also currently serves as a board member for Xencor, Inc. and Prescient Therapeutics Ltd. She also presently serves as a director for the Foundation for Cell and Gene Medecine. Dr. Feigal was formerly Senior Vice President of Research and Development at the California Institute for Regenerative Medicine; Executive Medical Director, Global Development, at Amgen; Chief Medical Officer at Insys Therapeutics, and a Founding Director of the American Course on Drug Development and Regulatory Sciences at the University of California, San Francisco (UCSF). Prior to her position at UCSF, Dr. Feigal was Director of Medical Devices and Imaging at the Critical Path Institute and Vice President of Clinical Sciences at the Translational Genomics Research Institute. Dr. Feigal received her M.D. from the University of California, Davis and completed an internal medicine residency at Stanford University and a hematology/oncology fellowship at University of California, San Francisco, and currently serves as an adjunct professor at Arizona State University Sandra Day O’Connor College of Law.

Qualifications • Service on the boards of other public and private companies • Extensive experience in the pharmaceutical industry as a senior executive and director

Continuing Directors — Class I Directors with Terms Expiring in 2026
Anne Borgman, M.D.
Independent Director Since: October 2021 Committee Service: • Nominating and Corporate Governance Committee Age: 56 Other Public Boards: • Curis, Inc.
Experience and Expertise
Dr. Borgman is currently serves as the Chief Medical Officer of Sutro Biopharma, Inc., a biotechnology company, which is a position she started in February 2023. Before taking that role, Dr. Borgman was the Principal of AEB Hematology Oncology Development Consulting, a position held from November 2021 to February 2023, where she provided strategic and tactical/operational clinical development consulting. Previously, Dr. Borgman served as Vice President and Global Therapeutic Area Lead, Hematology-Oncology of Jazz Pharmaceuticals plc, a global biopharmaceutical company, from 2019 to 2021.
Prior to joining Jazz Pharmaceuticals, she served as Vice President, Clinical Research & Development at Exelixis Biopharmaceuticals, Inc. from 2012 to 2019, and has previously served as Global Therapeutic Area Head Oncology at Abbott Laboratories, and as Chief Medical Officer for biotech companies in the Bay Area.
Dr. Borgman currently serves on the board of directors at Curis, Inc., a public biotechnology company focused on the development of therapeutics for the treatment of cancer, and NiKang Therapeutics Inc., a private clinical stage biotechnology company focused on developing small molecule oncology medicines. Dr. Borgman completed her clinical and research fellowship at the University of California, Los Angeles, Section of Pediatric Hematology Oncology and Bone Marrow Transplant, and prior to that completed her pediatric residency at Baylor College of Medicine/Texas Children’s Hospital. Dr. Borgman received her Bachelor of Science in Biochemistry from the University of Illinois and received her M.D. from the Loyola University of Chicago Stritch School of Medicine.
Dr. Borgman is licensed to practice medicine in the states of California and Illinois. Dr. Borgman held an adjunct faculty member position at Stanford University School of Medicine, Department of Pediatrics, Division of Hematology, Oncology, Stem Cell, Transplantation, and Cancer Biology and formerly was an Attending Clinical Associate at the University of Chicago, Department of Pediatric Oncology and Stem Cell Research.

Qualifications • Extensive experience in the pharmaceutical industry as a senior executive and director • Extensive experience in oncological drug development, clinical research and trials

John G. Houston, Ph.D.
Independent Director Since: September 2020 Committee Service: • Compensation Committee Age: 64 Other Public Boards: • Arvinas Inc.
Experience and Expertise
Dr. Houston has served as President and Chief Executive Officer of Arvinas Inc., a clinical-stage biotechnology company, and as a member of its board of directors since September 2017. He previously served as Arvinas’ President of Research Development and Chief Scientific Officer from January 2017 to September 2017. Dr. Houston also currently serves as a director of several privately held companies, including Oerth Bio LLC, Cybrexa, Inc. and Connecticut United for Research Excellence Inc (also known as BioCT). Prior to joining Arvinas, he spent more than 18 years at Bristol Myers Squibb Company (“BMS”) in roles of increasing responsibility and had accountability for all Discovery Biology disease teams, as well as various Discovery technology departments. He was the senior vice president of Specialty Discovery and R&D Site Development at BMS from September 2015 to August 2016 and previously worked in various roles across BMS’ Discovery Biology, Applied Biotechnology and Early Discovery Chemistry departments. While at BMS Dr. Houston was a member of the BMS senior executive leadership team, which reviewed and approved over 200 pre-clinical candidates for progression into early development, several of which advanced into late-stage clinical trials, and toward commercialization. He was also the principal architect and driver of the “Leveraging Technology” initiative at BMS, which led to an industry-leading integrated lead discovery and optimization process. Prior to joining BMS, he worked at Glaxo Welcome Research and Development in the United Kingdom, where he served as head of the Lead Discovery Unit. Dr. Houston obtained a B.Sc. in Medical Microbiology from Glasgow University and a Ph.D. in Microbial Biochemistry from Heriot-Watt University, Edinburgh.

Qualifications
•
Extensive experience in the pharmaceutical industry as a senior executive and director

•
Service on the boards of other public and private biopharmaceutical and biotechnology companies

Continuing Directors — Class III Directors with Terms Expiring in 2025
David Kabakoff, Ph.D.
Independent Director Since: December 2015 Committee Service: • Audit Committee • Nominating and Corporate Governance Committee Age: 76
Experience and Expertise
Dr. Kabakoff has served as Executive Partner at Sofinnova Investments, Inc., a clinical-stage biopharmaceutical venture capital firm, since May 2007 and became a founding Partner of HealthQuest Capital, a health care innovation venture capital firm, in 2012. Dr. Kabakoff currently serves on the board of directors of several privately-held life sciences companies, including RareCyte, Inc. and Antiva Biosciences, Inc. Dr. Kabakoff previously served as a director of several other publicly traded and privately held life sciences companies, including Castle Biosciences, Inc. from September 2017 to August 2021, Principia Biopharma, Inc. from June 2016 to August 2018 in advance of Principia’s September 2018 initial public offering, publicly traded lnterMune, Inc. from November 2005 to September 2014, and Amplimmune from 2007 until its acquisition by AstraZeneca plc in October 2013. In 2001, Dr. Kabakoff co-founded Salmedix, Inc., a company that developed cancer drug treatments, served as the company’s Chairman and Chief Executive Officer and led its acquisition in June 2005 by Cephalon, Inc. Previously, Dr. Kabakoff served as Executive Vice President of Dura Pharmaceuticals, Inc., a pharmaceutical company, as President and Chief Executive Officer of Spiros, a pharmaceutical company, as Chief Executive Officer of Corvas International, Inc., a developer of biotherapeutics, and in senior executive positions with Hybritech, a biotechnology company. Dr. Kabakoff received a B.A. in chemistry from Case Western Reserve University and a Ph.D. in chemistry from Yale University.

Qualifications • Extensive experience in the biotechnology industry • Extensive experience in the venture capital industry

Michael Richman
Director Since: October 2015 Age: 63 Other Public Boards: • Pieris Pharmaceuticals, Inc.
Experience and Expertise
Mr. Richman co-founded our company and has served as our President, Chief Executive Officer and a member of the Board since October 2015. Mr. Richman served as President and Chief Executive Officer of Amplimmune, Inc. (now MedImmune, LLC), a biopharmaceutical company focused on immuno-oncology, from 2007 to August 2015, including through Amplimmune’s acquisition by AstraZeneca plc in October 2013. Before Amplimmune, Mr. Richman served as Executive Vice President and Chief Operating Officer of MacroGenics, Inc., a biopharmaceutical company focused on the treatment of cancer, from 2002 to 2007. Mr. Richman joined MacroGenics with approximately 20 years’ experience in corporate business development within the biotechnology industry. Mr. Richman has served as a director of publicly traded Pieris Pharmaceuticals, Inc., a clinical-stage biotechnology company, since December 2014, and as a director of Madison Vaccines, Inc., a private company, since May 2014. Mr. Richman was previously a member of the board of directors of GenVec, Inc. from April 2015 until its acquisition by Intrexon Corporation in June 2017 and Opexa Therapeutics, Inc. from June 2006 until its acquisition by Acer Therapeutics in September 2017.
Mr. Richman received a B.S. in genetics and molecular biology from the University of California at Davis and an M.S.B.A. in international business from San Francisco State University.

Qualifications
•
Service as our President and Chief Executive Officer

•
Service on the boards of other private and public life sciences companies

•
Extensive knowledge of our company and industry, including comprehensive experience in financing, corporate management, research and business development

Stephen W. Webster
Independent Director Since: April 2019 Committee Service: • Audit Committee (Chair) Age: 63 Other Public Boards: • Cullinan Oncology, Inc. • Nabriva Therapeutics AG
Experience and Expertise
Mr. Webster served as the Chief Financial Officer of Spark Therapeutics, Inc., a publicly traded biotechnology company, from July 2014 until its acquisition by Roche in December 2019. He currently serves as a director of two other publicly traded life sciences companies, including Nabriva Therapeutics AG (formerly Nabriva Therapeutics plc), (a position held since August 2016) and Cullinan Oncology, Inc., (a position held since October 2020). Mr. Webster previously served on the board of directors of TCR2 Therapeutics Inc. and Viking Therapeutics, Inc. Mr. Webster was also previously Senior Vice President and Chief Financial Officer of Optimer Pharmaceuticals, Inc. (“Optimer”), a publicly traded biotechnology company, from July 2012 until its acquisition by Cubist Pharmaceuticals, Inc. in October 2013. Prior to joining Optimer, Mr. Webster served as SVP and Chief Financial Officer of Adolor Corporation, a biopharmaceutical company, from 2008 until its acquisition by Cubist Pharmaceuticals, Inc. in 2011. From 2007 until joining Adolor Corporation in 2008, Mr. Webster served as Managing Director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital). Mr. Webster served as co-founder, President and Chief Executive Officer for Neuronyx, Inc., a biopharmaceutical company, from 2000 to 2006.
Mr. Webster previously served in positions of increased responsibility, including as Director, Investment Banking Division, Health Care Group for PaineWebber Incorporated. Mr. Webster received an A.B. in economics from Dartmouth College and an M.B.A. in finance from The Wharton School of the University of Pennsylvania.

Qualifications • Extensive experience in the biopharmaceutical industry • Service as chief financial officer and on the boards of other public companies

Class II Director Not Standing for Election
Chau Q. Khuong
Independent Director Since: December 2015 Committee Service: • Compensation Committee (Chair) Age: 48 Other Public Boards: • Galecto, Inc.
Experience and Expertise
Mr. Khuong is a biotechnology investor and entrepreneur. Mr. Khoung previously served as a Partner at OrbiMed Advisors LLC, an investment firm, from 2003 until March 2022, where he was a member of the investment committee for the firm’s venture capital funds. Mr. Khuong currently serves as a director of one other publicly traded company, Galecto, Inc. (a position held since 2020), as well as several privately held companies, including OnCusp Therapeutics Inc. and NextPoint Therapeutics, Inc. Mr. Khuong formerly served as a director of various other private and public companies, including publicly traded Fusion Pharmaceuticals, Synlogic, Inc., BELLUS Health Inc., Inspire Medical Systems, Inc., Aerpio Pharmaceuticals, Inc., Nabriva Therapeutics plc (formerly Nabriva Therapeutics AG), Otonomy, Inc. and Pieris Pharmaceuticals, Inc. Mr. Khuong holds a B.S. in molecular, cellular and development biology and a M.P.H. with a concentration in infectious diseases, both from Yale University.

CORPORATE GOVERNANCE AND OUR BOARD OF DIRECTORS
Board Leadership and Governance Structure

The following table details certain basic information on our directors, the composition of the Board and its standing committees (including the number of meetings held during the year ended December 31, 2023):
				Committee Memberships
Name	Age	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance
Anne Borgman, M.D.	56	2021	✔			✔
Ellen G. Feigal, M.D.	69	2021	✔		✔
John G. Houston, Ph.D.‡	64	2020	✔		✔ ‡
Elaine V. Jones, Ph.D.	69	2015	✔	✔		©
David Kabakoff, Ph.D.	76	2015	✔	✔		✔
Chau Q. Khuong‡	48	2015	✔		© ‡
Michael Richman	63	2015
Stephen W. Webster‡	63	2019	✔	©	‡
2023 Meetings			Board: 7	5	5	5
✔ = Member
© = Chair
‡ =
Following the Annual Meeting, Dr. Houston will succeed Mr. Khuong as chair of the Compensation Committee and Mr. Webster will join the Compensation Committee.

Director Independence
The Board has determined that none of our directors other than Mr. Richman, who is also our Chief Executive Officer, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under Nasdaq rules. In addition, Garry A. Nicholson, who served on the Board during a portion of 2023, was deemed independent. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”
Executive Sessions
The independent directors meet in regular executive sessions to, among other matters, review the performance of the Chief Executive Officer. The Chair of the Board leads regularly scheduled meetings of independent directors following Board meetings to discuss matters as such independent directors consider appropriate.
Board Leadership Structure
Dr. Kabakoff currently serves as Chair of the Board. The Board believes that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current board leadership structure is appropriate at this time. However, our amended and restated bylaws and corporate governance guidelines provide the Board with flexibility to combine or separate the positions of Chair and Chief Executive Officer and to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
The duties of the Chair of the Board include the following:
•
Overseeing that the Board governance policies and practices are in place.

•
Approving Board meeting agendas.

•
Working with Committee chairs to set Committee agendas, consider strategic issues facing the Company and gather input from other Board members and the Chief Executive Officer.

•
Presiding over Board and annual shareholder meetings.

•
Attending Committee meetings as appropriate.

•
Coordinating effective communication between respective Committee chairs and management.

•
Oversee orientation for new directors and ongoing education for directors.

•
Overseeing that the Board receives accurate, timely and clear information on:

•
the Company’s performance;

•
the issues, challenges, and opportunities facing the Company; and

•
matters reserved to it for decision.

•
Facilitating effective communication and constructive relationships between the Board and management.

•
Serving as spokesperson for the Board.

•
Meeting with shareholders when Board engagement is requested.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable SEC and Nasdaq standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the “Investors — Governance” section of our website at www.nextcure.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.
Audit Committee
The primary function of our audit committee is to oversee our corporate accounting and financial reporting process. Our audit committee’s responsibilities include:
•
appointing and retaining, approving the compensation of, overseeing, and evaluating the independence, qualification and performance of our independent registered public accounting firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, and the prompt reporting of violations of our code of business conduct and ethics;

•
reviewing our critical accounting policies and estimates;

•
discussing our risk management policies;

•
reviewing and approving or ratifying any related person transaction; and

•
preparing the audit committee report required to be included in our annual Proxy Statement.

The members of our audit committee are Dr. Jones, Dr. Kabakoff and Mr. Webster, who serves as the chair of the committee. The Board has determined that each of the members of our audit committee satisfies the financial literacy and sophistication requirements of the SEC and the Nasdaq listing rules. In addition, the Board has determined that Mr. Webster qualifies as an “audit committee financial expert” under SEC rules. Under SEC rules, members of our audit committee must also meet heightened independence standards. The Board has determined that each of the members of our audit committee is independent under the applicable heightened SEC standards and Nasdaq listing rules.
Compensation Committee
Our compensation committee oversees policies relating to compensation and benefits of our officers and employees. The compensation committee reviews, approves, and recommends to the Board corporate goals and objectives relevant to compensation of our executive officers, and evaluates the performance of these officers in light of those goals and objectives. The compensation committee reviews and approves compensation for our executive officers at least annually. In making compensation decisions for executive officers other than our Chief Executive Officer, the compensation committee meets with and discusses such decisions with our Chief Executive Officer. The compensation committee separately meets without our Chief Executive Officer to deliberate and approve our Chief Executive Officer’s compensation. The compensation committee also reviews and approves the issuance of stock options and other awards to our executive officers. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter. The members of our compensation committee are Dr. Feigal, Dr. Houston and Mr. Khuong, who serves as chair of the committee. Each of the members of our compensation committee is independent under the applicable Nasdaq listing rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The compensation committee’s charter permits the compensation committee to delegate to one or more executive officers the power to grant options or other stock awards pursuant to equity-based incentive plans to employees who are not directors or executive officers.
To assist in carrying out its responsibilities, the compensation committee is authorized to retain the services of independent advisors. The compensation committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, to serve as an independent consultant to the compensation committee in 2023. During 2023, Pearl Meyer provided advice to the compensation committee on matters related to, among other things:
•
compensation of our executive officers, including providing the compensation committee with data and analysis to support compensation decisions; and

•
the design of our director compensation program.

Prior to engaging Pearl Meyer, the compensation committee considered and assessed Pearl Meyer’s independence. To ensure Pearl Meyer’s continued independence and to avoid any actual or apparent conflict of interest, the compensation committee regularly, but not less than annually, considers Pearl Meyer’s independence and does not permit Pearl Meyer to be engaged to perform any services to us beyond those services provided to the compensation committee. The compensation committee has sole authority to select, retain or terminate its executive compensation consultants and to approve their fees and other retention terms.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition,

our nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to the Board concerning governance matters. The members of our nominating and corporate governance committee are Dr. Borgman, Dr. Kabakoff and Dr. Jones, who serves as chair of the committee. Each of the members of our nominating and corporate governance committee is independent under the applicable Nasdaq listing rules.
Meeting Attendance

During 2023, with the exception of Mr. Garry Nicholson who missed one meeting, each director attended all of the meetings of the Board, which includes any meetings of each committee of the Board on which he or she served during such director’s time in office. All members of the Board are encouraged to attend the annual meeting of stockholders and all directors attended our 2023 annual meeting of stockholders.
Other Governance Matters

Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including those officers responsible for financial reporting. A current copy of the code of business conduct and ethics is available under the “Investors — Governance” section of our website www.nextcure.com. In the event that any future amendments to the code or any waivers of its requirements are made, we intend to disclose such items on our website.
Role of the Board in Risk Oversight
The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas.
In particular, the Board monitors and assesses strategic risk exposure and our audit committee oversees our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. Our audit committee also monitors compliance with legal and regulatory requirements, oversees risk management associated with the Company’s information technology and data security and considers and approves or disapproves any related person transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices and of the Board. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. While each committee evaluates certain risks and oversees the management of such risks, our entire Board is regularly informed about the risks overseen by the committees through committee reports.
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.
With respect to cybersecurity, the Board is briefed by management and the Audit Committee on key cyber risks facing the Company at least annually, and more often as warranted. The Company also maintains insurance coverage for certain liabilities associated with cyber risks and all employees receive a comprehensive training on cybersecurity best practices, including strategies to identify phishing attacks.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our Corporate

Governance Guidelines are intended to serve as a flexible framework for the conduct of the Board’s business and are available under the “Investors — Governance” section of our website at www.nextcure.com.
Limits on Outside Board Service
The Company recommends that all directors limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings. Pursuant to our Corporate Governance Guidelines, no director may serve on more than four public company boards of directors (including the Company’s Board), and the CEO, if a member of the Board, shall serve on no more than a total of three, without the Board’s consent.
Members of the Audit Committee may not simultaneously serve on the audit committee of more than three public companies, including the Company’s, unless the Board has determined that such service would not impair the ability of the member to effectively serve on the Company’s Audit Committee. The chairperson of the Audit Committee may not serve as the chairperson of the audit committee of any other public company.
CEO Succession Planning
The Board, with the assistance of the nominating and corporate governance committee, annually reviews and considers the Company’s succession plan for the position of Chief Executive Officer and certain other senior officers and managers. To assist the Board, the Chief Executive Officer annually provides the Board with an assessment of senior officers and managers and their potential to succeed him. He also provides the Board with an assessment of persons considered potential successors to certain senior management positions, including a review of any development plans recommended for such individuals.
In addition, the Chief Executive Officer prepares, on a continuing basis, a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company, if all or a portion of the senior officers should unexpectedly become unable to perform their duties. The short-term succession plan shall be in effect until the Board has the opportunity to consider the situation and take action, when necessary. The Board reviews and updates, as necessary, both the short-term and long-term succession plans for the Chief Executive Officer and other senior management positions on an annual basis.
Director Orientation and Continuing Professional Development
We provide orientation for new directors to assist them in understanding the Company’s business as well as an introduction to the Company’s senior management. Further, our nominating and corporate governance committee arranges for our Board meetings to periodically include education sessions focused on timely topics related to the Company’s industry and business, and to the legal and ethical responsibilities of board members, and the Company encourages directors to participate in relevant independent continuing education programs. Directors receive reimbursement for the reasonable expenses of such participation upon advanced approval from the Company.
Prohibition of Hedging
Our Trading Compliance Policy prohibits our directors, officers, employees, and agents (such as consultants and independent contractors) and their spouses or other members of their households from entering into hedging or monetization transactions or similar arrangements with respect to our securities without advance approval from our Chief Executive Officer or Chief Operating Officer.
Clawback Policy
In 2023, the Compensation Committee approved a Policy on Recoupment of Incentive Compensation designed to be compliant with Nasdaq listing standards implementing Section 954 of the Dodd-Frank

Wall Street Reform and Consumer Protection Act of 2010. The policy requires that the Company recoup erroneously awarded incentive-based compensation received by current and former executive officers following certain financial restatements, and applies to any incentive-based compensation received by a covered executive on or after October 2, 2023.
Communications with the Board

The Board has adopted a procedure for receiving and addressing communications from our stockholders and other interested parties. Stockholders and others who wish to communicate with the Board, any group of directors, or any individual director can write to: NextCure, Inc. 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705, Attn: Secretary. Your communication should prominently display the legend “BOARD COMMUNICATION.” Any such communication will be copied into our files and forwarded to the relevant individual or group to which the communication was addressed at or prior to the next meeting of the Board.
Certain communications unrelated to the duties and responsibilities of the Board will not be forwarded, including spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, and any communication determined to be frivolous, irrelevant, unduly hostile, threatening, illegal or similarly unsuitable.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Program

Pursuant to our Non-Employee Director Compensation Program, our non-employee directors receive annual cash compensation as follows:
•
the Chair of the Board receives a $65,000 annual retainer (increased to $70,000 for 2024) and each other non-employee director receives $40,000 (increased from $35,000 in 2022);

•
the chair of our audit committee receives a $15,000 annual retainer and each other member receives $7,500;

•
the chair of our compensation committee receives a $10,000 annual retainer and each other member receives $5,000; and

•
the chair of our nominating and corporate governance committee receives an $8,000 annual retainer and each other member receives $4,000.

All fees under the Non-Employee Director Compensation Program are paid quarterly in arrears and are pro-rated for any partial quarters of service, and no per meeting fees are paid, except that we reimburse non-employee directors for reasonable expenses incurred in connection with attending board and committee meetings.
Under the Non-Employee Director Compensation Program, each non-employee director is also entitled to receive an annual stock option award to purchase 14,250 shares of our common stock (increased in 2024 to 28,050 shares for the Chair of the Board and to 18,700 shares for all other directors) that vests on the earlier of one year from the grant date of the award or the date of the next annual meeting of the stockholders, subject to continued service through the vesting date. Annual stock option grants for non-employee directors who were initially elected in the twelve months preceding the annual grant date will be pro-rated on a monthly basis for time in service. In addition, each non-employee director who is elected or appointed to the Board is entitled to receive an initial stock option award to purchase 28,500 shares of our common stock (increased to 37,400 shares in 2024) that vests in three equal annual installments commencing on the grant date of the award, subject to continued service through the applicable vesting date. All stock options granted pursuant to the Non-Employee Director Compensation Program are subject to the terms and provisions of the NextCure, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”).

2023 Director Compensation Table

The table below sets forth information on the compensation of all our non-employee directors for the year ended December 31, 2023. Michael Richman, our President and Chief Executive Officer, is also a member of the Board, but did not receive any additional compensation for his service as a director. Please see the “2023 Summary Compensation Table” for the compensation received by Mr. Richman with respect to 2023.
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
David Kabakoff, Ph.D.	$76,500	$16,659	$93,159
Anne Borgman, M.D.	$44,000	$16,659	$60,659
Ellen G. Feigal, M.D.	$45,000	$16,659	$61,659
John G. Houston, Ph.D.	$45,000	$16,659	$61,659
Elaine V. Jones, Ph. D.	$50,813	$16,659	$67,472
Chau Q. Khuong	$50,000	$16,659	$66,659
Garry A. Nicholson(2)	$34,688	$16,659	$51,347
Stephen W. Webster	$55,000	$16,659	$71,659

(1)
Amounts in this column reflect the full grant date fair value of stock option awards granted during the year as measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 and do not correspond to the actual value that may be recognized by the director in connection with the applicable awards. See Note 11 to our audited financial statements included in the 2023 Annual Report regarding assumptions underlying the valuation of equity awards.

(2)
Mr. Nicholson resigned from his position as a director, effective as of August 15, 2023.

Outstanding Equity Awards for Directors at Fiscal Year-End

The following table provides information regarding equity awards held by anyone who served as a director during 2023 that were outstanding as of December 31, 2023:
Name	Options Outstanding
David Kabakoff, Ph.D.	116,342
Anne Borgman, M.D.	67,384
Ellen G. Feigal, M.D.	67,384
John G. Houston, Ph.D.	81,937
Elaine V. Jones, Ph. D.	79,000
Chau Q. Khuong	79,000
Garry A. Nicholson	87,333
Stephen W. Webster	79,000

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The audit committee of the Board has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024 and is asking stockholders to ratify this appointment at the Annual Meeting.
EY has audited our financial statements annually since 2018. A representative of EY is expected to attend this year’s Annual Meeting and will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. In making its recommendation to the Board to select EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee determined that retention of EY is in the best interests of the Company and our stockholders. Information regarding fees billed by EY for our 2023 and 2022 fiscal years is set forth under “Relationship with Independent Registered Public Accounting Firm” below.
Our bylaws do not require that stockholders ratify the appointment of our independent registered public accounting firm. However, we are seeking ratification because we believe it is a matter of good corporate governance. In the event that stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain EY, but may ultimately determine to retain EY as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee may, in its sole discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that it is advisable to do so.

OUR BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2024.

Relationship with Independent Registered Public Accounting Firm

The following table shows the fees that EY billed us for professional services rendered for 2023 and 2022:
Fee Category	2023	2022
Audit Fees	$712,229	$787,773
Audit-Related Fees	$—	$—
Tax Fees	$44,290	$40,425
All Other Fees	$—	$2,120
Total Fees	$756,519	$830,318
Audit Fees
“Audit Fees” includes fees for professional services provided by EY in connection with the audit of our annual financial statements, review of quarterly financial statements included in our quarterly reports on Form 10-Q and registration statements, as well as services that are normally provided by EY in connection with SEC filings, including comfort letters and consents issued in connection with securities offerings, consultations on matters addressed during the audit or interim reviews, and other services normally provided in connection with regulatory filings.

Audit-Related Fees
“Audit-Related Fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included above under “Audit Fees.”
Tax Fees
“Tax Fees” includes fees for professional services provided by EY for tax compliance, tax advice, and tax planning. Tax Fees for 2023 consist of $ 44,290 for tax compliance, including the preparation, review and filing of tax returns. Tax Fees for 2022 consist of $40,425 for tax compliance, including the preparation, review and filing of tax returns.
All Other Fees
“All Other Fees” would include fees for services provided by EY that are not included in the other fee categories reported above. All Other Fees for 2023 and 2022 include an online accounting guidance subscription requested by us.
Audit Committee Pre-Approval Policies and Procedures

EY provides the audit committee with information outlining the plan and scope of EY’s audit services proposed to be performed during the year, which the audit committee reviews with EY and management. The audit committee pre-approves all services provided by EY, including audit services and non-audit services, to assure that they do not impair EY’s independence. Audit committee pre-approval requirements are subject to an exception for certain de minimis non-audit services approved by the audit committee prior to the completion of an audit. None of the EY services in 2023 and 2022 were approved by the audit committee pursuant to the de minimis exception. To ensure prompt handling of unexpected matters, the audit committee has specifically delegated to the Chair of the audit committee authority to pre-approve permissible non-audit services, subject to maximum dollar amounts. If the Chair exercises this delegation of authority, he or she reports the action taken to the audit committee at its next regular meeting.

Audit Committee Report

The primary function of the audit committee is to oversee our accounting and financial reporting processes and the external audit of our financial statements on behalf of the Board. The audit committee operates under a written charter adopted by the Board that satisfies applicable SEC and Nasdaq standards and is available in the “Investors — Governance” section of our corporate website, www.nextcure.com. The audit committee reviews the charter and proposes necessary changes to the Board on an annual basis. Each Audit Committee member is independent under applicable SEC and Nasdaq rules and our corporate governance principles.
The audit committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2023 and has discussed with EY, our independent registered public accounting firm for the fiscal year ended December 31, 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from EY required under the applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence and discussed with EY its independence.
On the basis of the review and discussions referenced above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
In addition to its oversight of our corporate accounting and financial reporting process, the audit committee is responsible for the appointment, oversight, evaluation, and retention of our independent registered public accounting firm. In connection with this responsibility, the audit committee annually reviews the qualifications, performance, and independence of the independent registered public accounting firm, including the performance of the lead audit partner, and assures the regular rotation of the lead audit partner as required. In doing so, the audit committee considers a number of factors including, but not limited to, quality of services provided, technical expertise, knowledge of the industry, effective communication, and objectivity. The audit committee also considers whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
The audit committee has engaged EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and is seeking ratification of such engagement by our stockholders.
Audit Committee
Stephen W. Webster, Chair
David Kabakoff, Ph.D.
Elaine V. Jones, Ph.D.

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF COMPANY OFFICERS
The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation amending the Delaware General Corporation Law (“DGCL”) Section 102(b)(7) to permit Delaware companies to limit the liability of certain of their officers in relation to breaches of the fiduciary duty of care in certain limited circumstances. This elimination or limitation of personal liability is commonly referred to as “exculpation.” Prior to amended DGCL Section 102(b)(7), Delaware law authorized such exculpation for directors but not for officers. As with directors, the exculpation protection does not apply to an officer’s breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Unlike director exculpation, however, the protection for officers under amended DGCL Section 102(b)(7) only permits officer exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate an officer’s monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. To gain the added protection for officers, we must amend our Amended and Restated Certificate of Incorporation to add officer exculpation.
Accordingly, we are proposing to amend the Company’s Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, to the extent permitted by the DGCL.
We propose to amend ARTICLE 6, SECTION 6.1 of our Amended and Restated Certificate of Incorporation, which would state in its entirety as follows (with new language in underlined text):
6.1. Director ~~Indemnification~~ and Officer Exculpation. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the ~~Delaware General Corporation Law~~ DGCL is amended after approval by the stockholders of this Article 6 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the ~~Delaware General Corporation Law~~ DGCL as so amended, automatically and without further action, upon the date of such amendment. For purposes of this Section 6.1, the term “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.
The proposed Amended and Restated Certificate of Incorporation reflecting the foregoing is attached as Appendix A to this proxy statement.
Claims against directors and officers for breaches of fiduciary duties are expected to continue. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation against officers and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation while such claims are ongoing. We believe that the proposed amendment strikes the appropriate balance between stockholders’ interest in accountability from our senior officers and their interest in the Company being able to attract and retain quality officers. In the absence of appropriate protection from personal liability, qualified officers might be deterred from serving due to exposure to personal liability and the risk that substantial expense could be incurred in defending lawsuits, regardless of merit.
Taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Nominating and Corporate Governance Committee believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Nominating and Corporate Governance Committee recommended to the Board an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide such exculpation to the fullest extent permitted by Delaware law. Based on this recommendation, the Board has determined that it is in the best interests of the Company and our stockholders to amend the Amended and Restated Certificate of Incorporation as described herein, and has authorized and approved, subject to stockholder approval, the proposed amendment. If approved by our stockholders, the proposed amendment to our Amended and Restated Certificate of Incorporation would become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting.

OUR BOARD AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
UNANIMOUSLY RECOMMEND A VOTE
“FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDMENT AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF COMPANY OFFICERS

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
Name	Position	Age
Michael Richman	President and Chief Executive Officer	63
Steven P. Cobourn, CPA	Chief Financial Officer	61
Dr. Han Myint, MD, FACP	Chief Medical Officer	71
Sol Langermann, Ph.D.	Chief Scientific Officer	64
Timothy Mayer, Ph.D.	Chief Operating Officer	59
Sourav Kundu, Ph.D.	Senior Vice President, Development & Manufacturing	64
Kevin G. Shaw	Senior Vice President, General Counsel	50
Michael Richman — For Michael Richman’s biographical information, see “Continuing Directors — Class III Director Nominees with Terms Expiring in 2025.”
Steven P. Cobourn, CPA has served as our Chief Financial Officer since January 2018. Previously, Mr. Cobourn served as Chief Financial Officer of Vaccinex, Inc., a biotechnology company, from May 2014 to January 2018. Prior to joining Vaccinex, Mr. Cobourn was the Vice President of Finance and Treasurer of Otsuka America Pharmaceutical, Inc., a private pharmaceutical company, from 2003 to April 2014, and served in other roles at Otsuka America Pharmaceutical from 1993 to 2003. Prior to joining Otsuka America Pharmaceutical, Mr. Cobourn was a Certified Public Accountant at Hass & Company LLC, an accounting firm. Mr. Cobourn received a B.S. in business administration from Drexel University and is a Certified Public Accountant.
Han Myint, M.D., FACP has served as our Chief Medical Officer since January 2021. Prior to joining NextCure, Dr. Myint served as Chief Medical Officer at Neximmune Inc., a clinical-stage biotechnology company developing unique approaches to T cell immunotherapies, from January 2020 to January 2021. Prior to Neximmune, he was Vice President of Global Medical Affairs and the Myeloid Diseases Lead at Celgene (a Bristol Myers Squibb Company), a pharmaceutical company that makes cancer and immunology drugs, from October 2013 to January 2020. Prior to that, Dr. Myint served as Senior Vice President, Medical Affairs at Cell Therapeutics, Inc. from October 2012 to October 2013. Before joining the biopharmaceutical industry, Dr. Myint practiced medicine, specializing in hematological oncology, and conducted clinical and laboratory research at multiple academic institutions in the United Kingdom and the United States, including the University of Colorado, Denver from July 2005 to June 2012 and Rush University Medical Center in Chicago from August 2001 to June 2005. Dr. Myint received an M.B.B.S. degree from the Institute of Medicine in Yangon, Myanmar and post graduate training in internal medicine and hematology in the United Kingdom.
Sol Langermann, Ph.D. has served as our Chief Scientific Officer since December 2018 and previously served as our Senior Vice President, Research from October 2015 to December 2018. Prior to joining NextCure, Dr. Langermann served as Senior Vice President and Chief Scientific Officer of Amplimmune from 2007 to July 2015. Dr. Langermann previously served as Chief Scientific Officer at PharmAthene, Inc., which was later acquired by Altimmune, Inc., from 2004 to 2007. Prior to PharmAthene, he held several positions at MedImmune, LLC, including Senior Director of Cell Biology, Director of Immunology and Molecular Genetics and Research Scientist in Immunology. Dr. Langermann received a B.A. in philosophy of science from Columbia College, an M.L.A. in immunology from Harvard University and a Ph.D. in microbiology and molecular biology from Tufts University. Dr. Langerman completed his postdoctoral fellowship in mucosal immunology at Harvard University.

Timothy Mayer, Ph.D. has served as our Chief Operating Officer since October 2019. Dr. Mayer previously served as our Senior Vice President, Corporate Development from December 2018 to October 2019 and our Vice President, Business Development from February 2016 to December 2018. Prior to joining NextCure, Dr. Mayer held several positions at MacroGenics, Inc., a biopharmaceutical company focused on the treatment of cancer, from 2004 to February 2016, including Senior Director, Intellectual Property from 2009 to February 2016. Prior to that, Dr. Mayer worked on biotechnology and pharmaceutical patent matters as a Technical Specialist at Banner & Witcoff, Ltd., an intellectual property law firm, from 2000 to 2004. Dr. Mayer received a B.S. in microbiology and a B.S. in biochemistry from California Polytechnic State University and a Ph.D. in microbiology and immunology from the Pennsylvania State University College of Medicine.
Sourav Kundu, Ph.D. has served as our Senior Vice President, Development & Manufacturing since July 2021. Prior to joining NextCure, Dr. Kundu served as Vice President of Biologics R&D — CMC at Teva Pharmaceuticals from 2012 to 2021. He served as Director, Process Development at Amgen from 2004 to 2012. Prior to this, Dr. Kundu served as a Senior Manager at Aventis Behring from 1998 to 2004. Dr. Kundu received an M.S. and a Ph.D. in Chemical Engineering from Wayne State University. Dr. Kundu conducted his postdoctoral training at the Detroit Medical Center and Wayne State University School of Medicine.
Kevin G. Shaw has served as our Senior Vice President and General Counsel since August 2023, and before that he served as our Senior Vice President, Legal Affairs since May 2022. Prior to joining NextCure, Mr. Shaw served as Vice President and Deputy General Counsel at Precigen, Inc., a publicly traded biotechnology and clinical stage cell and gene therapy company (previously known as Intrexon Corporation), which he joined in January 2012. Previously, Mr. Shaw practiced law at the multinational law firm Hogan Lovells from 2000 until December 2011, where he represented both large and small life sciences companies in a range of intellectual property and transactional matters. Mr. Shaw received his juris doctor from the George Washington University Law School and his undergraduate engineering degree in chemical engineering from the University of Pennsylvania.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) who are named in the “2023 Summary Compensation Table” below. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In 2023, our NEOs and their positions were as follows:
•
Michael Richman, our President and Chief Executive Officer;

•
Han Myint, M.D., FACP, our Chief Medical Officer; and

•
Sol Langermann, Ph.D., our Chief Scientific Officer.

2023 Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2023 and 2022:
Name and principal position	Year	Salary	Bonus	Option Awards(1)	Non-equity Incentive Plan Compensation	All Other Compensation(2)	Total
Michael Richman President and Chief Executive Officer	2023	$571,875	$—	$346,238	$106,400	$20,114	$1,044,627
	2022	$549,375	$—	$1,010,240	$151,300	$13,271	$1,724,186
Han Myint, M.D., FACP Chief Medical Officer	2023	$461,963	$—	$151,269	$68,800	$15,900	$697,932
	2022	$445,413	$—	$398,860	$98,200	$10,845	$953,318
Sol Langerman. Ph.D. Chief Scientific Officer	2023	$448,238	$—	$151,269	$66,700	$15,379	$681,586
	2022	$432,242	$—	$451,900	$95,300	$11,082	$990,524

(1)
Amounts in this column reflect the full grant date fair value of stock option awards granted during the year as measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 and do not correspond to the actual value that may be recognized by the NEO in connection with the applicable awards. See Note 11 to our audited financial statements included in the 2023 Annual Report regarding assumptions underlying the valuation of equity awards.

(2)
Amounts reported in this column reflect Company matching contributions in the Company’s 401(k) plan of up to 3% and insurance premiums paid for basic term life, long term disability, and short term disability coverage.

Elements of NEO Compensation

Annual Base Salary
We have entered into employment agreements with each of our NEOs that establish annual base salaries, which are generally determined, approved and reviewed periodically to compensate our NEOs for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
Non-Equity Incentive Plan Compensation
We use short-term cash incentives to motivate our employees, including our NEOs, to achieve key business objectives. Our NEOs are eligible to receive annual cash incentive payments, which are determined at the discretion of our compensation committee based upon, among other things, the achievement of corporate objectives. For 2023, Mr. Richman, Dr. Myint and Dr. Langermann were each eligible to receive a target cash incentive payment of up to 50%, 40% and 40%, respectively, of his base salary based on the achievement of certain corporate objectives. For 2023, our compensation committee approved corporate performance goals in each of the following categories for purposes of determining the 2023 cash incentive payments: clinical program progress; research program progress; business development; financial targets; and human resources.

Our compensation committee reviewed performance for 2023 and, based on the level of achievement of the approved 2023 corporate performance goals, determined to make these incentive payments at 37% of target, resulting in payments to Mr. Richman, Dr. Myint and Dr. Langermann of 18.5%, 14.8% and 14.8% of their base salaries, respectively. Please see the “Non-Equity Incentive Plan Compensation” column in the 2023 Summary Compensation Table for the annual cash incentives received by the NEOs with respect to 2023.
Equity Awards
Although we do not have a formal policy with respect to the grant of equity incentive awards to our NEOs, we believe that equity grants provide our NEOs with a strong link to our long-term performance, create an ownership culture and help to align the interests of our NEOs and our stockholders. Our compensation committee is generally responsible for approving NEO equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our NEOs generally are awarded an initial new hire grant upon commencement of employment. NEOs also generally are eligible to receive additional equity grants in connection with their annual compensation review, and additional grants may occur at other times to specifically incentivize executives with respect to achieving certain goals or to reward NEOs for exceptional performance. In 2023, the Board granted to Mr. Richman, Dr. Myint and Dr. Langermann options to purchase 309,000, 135,000 and 135,000 shares of our common stock, respectively. These options vest 25% on the first anniversary of the grant date and in 36 monthly installments thereafter, subject to the NEO’s continued employment through the applicable vesting date.
401(k) Plan
We maintain a qualified 401(k) savings plan which allows participants to defer up to the lesser of the statutory maximum or 100% of eligible compensation on a pre-tax basis. The Company provides matching contributions of up to 3% of employee contributions to the plan. Participants are always vested in their contributions and the Company matching contributions to the plan.
Employment Agreements and Potential Payments Upon Termination or Change in Control

Employment Agreements with NEOs and Potential Payments Upon Termination or Change in Control
We entered into employment agreements with Michael Richman, our President and Chief Executive Officer, and Sol Langermann, Ph.D., our Chief Scientific Officer, in July 2020. We entered into an employment agreement with Han Myint, M.D., FACP, our Chief Medical Officer, in May 2021. Pursuant to the respective employment agreement, each executive (i) is entitled to an annual base salary, (ii) is eligible to receive an annual bonus determined from a target percentage of the executive’s base salary, and (iii) receives health insurance benefits and other benefits, each as may be adjusted as approved by our Board. Details regarding Mr. Richman’s, Dr. Langermann’s and Dr. Myint’s respective annual base salaries are reflected in the “2023 Summary Compensation Table” and target bonus percentages are provided above in the section “Elements of NEO Compensation.”
In the event either Mr. Richman, Dr. Langermann or Dr. Myint’s employment with us is terminated by us for any reason other than Cause (as defined in the employment agreements) or by the NEO for Good Reason (as defined in the employment agreements), then the executive will be entitled to: (i) any unpaid salary for services rendered prior to the date of termination of employment; (ii) any earned but unpaid annual bonus for any fiscal year prior to the year in which termination of employment occurs; (iii) reimbursement of any unreimbursed business expenses; (iv) accrued but unused vacation (if applicable); (v) any other payments, benefits, or fringe benefits to which the executive is entitled under the terms of any applicable compensation arrangement or benefit, equity, program, or grant; (vi) twelve, nine and nine months’ base salary, in the case of Mr. Richman, Dr. Myint and Dr. Langermann, respectively (increased to eighteen, twelve and twelve months’ base salary, respectively, if such termination occurs within three months prior to or twelve months following a “Change in Control” (as defined in the employment agreements)), subject to certain conditions and terms set forth in the employment agreement, including the execution of a release of claims; and (vii) health insurance coverage until the earlier of (a) twelve months, in the case of Mr. Richman, or nine months, in the case of Dr. Myint and Dr. Langermann, following the effective termination date (increased to eighteen months, in the case of Mr. Richman, and twelve months, in the case of Dr. Myint and Dr. Langermann, if such termination occurs within three months prior to or twelve months following a Change in Control) or (b) the date upon which the NEO commences full-time employment. Our current policy is not to accrue vacation time.
If an NEO’s employment with us is terminated as a result of his death or “Disability” (as defined in the 2019 Plan), such NEO will be credited with an additional twelve months of service from the date of such termination for purposes of vesting in the shares subject to his outstanding options. In addition, options granted pursuant to the 2019 Plan will fully vest (i) at least fifteen days prior to the scheduled consummation of a “Change in Control” (as defined in the 2019 Plan) in which outstanding awards under the 2019 Plan are not assumed, continued or substituted for, and (ii) upon the termination of the holder’s employment by us without “Cause” (as defined in the 2019 Plan) within twelve months following the consummation of a Change in Control in which awards under the 2019 Plan were assumed, continued or substituted for replacement awards.

2023 Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our NEOs that were outstanding as of December 31, 2023:
	Option Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Michael Richman	99,579	—	1.21	3/14/2027
	118,249	—	1.77	8/26/2028
	373,422	—	7.63	12/20/2028
	215,624	93,76(1)	41.76	2/27/2030
	206,250	93,750	12.59	3/14/2031
	125,733	136,667	5.57	1/31/2032
	—	309,000	1.55	2/27/2033
Han Myint, M.D., FACP	145,833	54,167	12.09	1/12/2031
	49,641	53,959	5.57	1/31/2032
	—	135,000	1.55	2/27/2033
Sol Langerman, Ph.D.	24,894	—	0.48	8/31/2026
	24,894	—	1.21	3/14/2027
	24,894	—	1.77	8/26/2028
	87,131	—	7.63	12/20/2028
	74,941	3,259	41.76	2/27/2030
	68,750	31,250	12.59	3/14/2031
	56,254	61,146	5.57	1/13/2032
	—	135,000	1.55	2/27/2033

(1)
Each of the option awards vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary over the following three years, subject to the executive’s continuous service with us through the vesting date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 with respect to shares of our common stock that may be issued under our existing equity compensation plan.
	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)(2))
Equity Compensation plans approved by security holders	6,817,102	8.83	2,822,531
Equity Compensation plans not approved by security holders	—	—	—
Total	6,817,102	8.83	2,822,531

(1)
Consists of 6,817,102 shares issuable pursuant to outstanding stock options under our NextCure, Inc. 2015 Omnibus Incentive Plan and our 2019 Plan.

(2)
Includes 617,663 shares available for issuance under our Employee Stock Purchase Plan (“ESPP”). The ESPP provides the opportunity for eligible employees to acquire shares of our common stock at a 15% discount.

OWNERSHIP OF OUR COMMON STOCK
The following table sets forth information relating to the beneficial ownership of our common stock as of April 24, 2024, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our NEOs; and

•
all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 24, 2024 through the exercise of any stock option or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 27,973,289 shares of our common stock outstanding on April 24, 2024. Shares of our common stock that a person has the right to acquire within 60 days of April 24, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but not for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as set forth below, the address for each beneficial owner listed is c/o NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Sofinnova Venture Partners IX, L.P.(1)	2,671,856	9.6%
Logos Global Management LP(2)	2,000,460	7.2%
Pfizer, Inc.(3)	1,970,759	7.0%
Named Executive Officers and Directors:
Michael Richman(4)	1,715,953	5.9%
Anne Borgman, M.D.(5)	57,884	*
Ellen G. Feigal, M.D.(6)	57,884	*
John G. Houston, Ph.D.(7)	81,973	*
Elaine V. Jones, Ph. D.(8)	79,000	*
David Kabakoff, Ph.D.(9)	178,579	*
Chau Q. Khuong(10)	79,000	*
Sol Langerman. Ph.D.(11)	469,275	1.7%
Han Myint, M.D., FACP(12)	273,453	1.0%
Stephen W. Webster(13)	79,000	*
All executive officers and directors as a group (14 persons)(14)	4,221,099	13.3%

*
Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Based solely on a Schedule 13D/A filed by Sofinnova Venture Partners IX, L.P (“SVP IX”) and Sofinnova Management IX, L.L.C. (“SM IX”) on November 22, 2019. SM IX, the general partner of SVP IX, may be deemed to have sole voting and dispositive power with respect to, and Dr. James I. Healy, the managing member of SM IX, may be deemed to have shared power to vote and dispose of, the shares owned by SVP IX. The address for SVP IX and SM IX is c/o Sofinnova Investments, Inc., 3000 Sand Hill Rd., Bldg 4, Suite 250, Menlo Park, CA 94025.
(2)
Based solely on a Schedule 13G filed by Logos Global Management LP (“Logos Global”), Logos Global Management GP LLC (“Logos Global GP”), Logos Global Master Fund LP (“Global Fund”), Logos GP LLC (“Logos GP”) and Arsani William (collectively, “Logos”) on April 1, 2024. Logos Global is the investment adviser to investment funds, including Global Fund. Logos Global GP is the general partner of Logos Global. Dr. William is a control person of Logos Global and Logos Global GP. Logos shares voting and dispositive power over the shares. The address for Logos is One Letterman Drive, Building C, Suite C3-350, San Francisco, California 94129.

(3)
Based solely on a Schedule 13G filed by Pfizer Inc. and Pfizer Ventures (US) LLC on May 22, 2019. Pfizer Inc. has sole voting and dispositive power with respect to 331,829 shares and shared voting and dispositive power with respect to 1,638,930 shares. Pfizer Inc. is a publicly traded company. The address for Pfizer Inc. is 235 East 42nd St., New York, NY 10017.

(4)
Includes 1,309,628 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(5)
Includes 57,884 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(6)
Includes 57,884 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(7)
Includes 81,973 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(8)
Includes 79,000 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(9)
Includes 116,342 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(10)
Includes 79,000 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(11)
Includes 431,933 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(12)
Includes 273,453 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(13)
Includes 79,000 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

(14)
Includes 3,687,419 shares of common stock issuable upon the exercise of stock options within 60 days of April 24, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions

We have a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. “Related person” is defined in Item 404 of Regulation S-K. Types of transactions covered by this policy include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
Related Person Transactions

Since January 1, 2022, we have not been (or agreed to be) a participant in any transactions covered by our related person transaction policy.

ADDITIONAL INFORMATION
Availability of Certain Information

A copy of the 2023 Annual Report has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice. The 2023 Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.
We filed the 2023 Annual Report with the SEC on March 21, 2024. We will mail without charge, upon written request, a copy of the 2023 Annual Report, excluding exhibits. Please send a written request to Investor Relations, NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705.
Householding

Stockholders residing in the same address who hold their stock through a bank or broker may receive only one set of Proxy Materials, including the Notice, in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of Proxy Materials, called “householding,” saves us money in printing and distribution costs and reduces the environmental impact of our Annual Meeting. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.
If you hold your shares in “street name” and reside in a household that received only one copy of the Proxy Materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household receives multiple copies of the Proxy Materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.
Other Matters

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the Proxy Card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the Proxy Card to vote in accordance with their best judgment on any such matter.
Stockholder Proposals and Nominations to be Included in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders (the “2025 Proxy Statement”). For a proposal to be considered for inclusion in the 2025 Proxy Statement, the stockholder must satisfy the requirements set forth in Rule 14a-8 and must be submitted in writing to our Corporate Secretary at NextCure, Inc., 9000 Virginia Manor Road, Suite 200, Beltsville, Maryland 20705. Such proposal must be received by December 27, 2024.
Holders of common stock who wish to have proposals submitted for inclusion in the 2023 Proxy Statement should consult the applicable rules and regulations of the SEC with respect to such proposals, including certain information required to be in the proposal, the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult our bylaws.
Other Stockholder Proposals and Nominations for Next Year’s Annual Meeting

For stockholders who wish to present a proposal or nomination before our 2025 Annual Meeting of Stockholders, but do not intend to have their proposal included in the 2025 Proxy Statement, our bylaws also provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting other than those to be included in the 2025 Proxy Statement. To be considered timely under these provisions, the stockholder’s notice must be received by the Corporate Secretary at our principal executive offices at the address set forth above between February 20, 2025 and March 22, 2025. Our bylaws also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements of our bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025.
Forward-Looking Statements

Some of the statements contained in this proxy statement are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the progress and results of clinical trials, development plans and upcoming milestones regarding our immunomedicines. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “should,” “due,” “estimate,” “expect,” “intend,” “hope,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “target,” “towards,” “forward,” “later,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.
Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others, those described under the heading “Risk Factors” in NextCure’s most recent Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this proxy statement, and NextCure assumes no obligation to update any forward-looking statements, even if expectations change.

APPENDIX A
Explanatory Note
The following Amended and Restated Certificate of Incorporation is marked to reflect the proposed amendment to include officer exculpation (Proposal No. 3), reflected in ARTICLE 6, SECTION 6.1 below, with additions in underlined text.
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NEXTCURE, INC.
1.   The name of the corporation is NextCure, Inc.(the “Corporation”). The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on September 3, 2015.
2.   This Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.
3.   The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
ARTICLE 1
The name of the corporation is NextCure, Inc. (the “Corporation”).
ARTICLE 2
The Corporation’s registered office in the State of Delaware shall be located at The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE 3
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”) and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.
ARTICLE 4
4.1.   Authorized Capital.   The total number of shares of all classes of stock that the Corporation shall have authority to issue is 110,000,000 shares, consisting of (i) 100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”). Except as otherwise provided in any certificate of designations of any series of Preferred Stock, the number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders representing at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor.
4.2.   Common Stock.
4.2.1.   General.   The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the board of directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.
4.2.2.   Voting.   Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (this “Certificate of Incorporation”) (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).
4.2.3.   No Cumulative Voting.   There shall be no cumulative voting.
4.2.4.   Dividends and Distributions.   Dividends and other distributions in cash, securities and other property of the Corporation may be declared and paid on the Common Stock from assets or funds lawfully available therefor as and when determined by the Board and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.
4.2.5.   Liquidation.   Subject to the rights, if any, of the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be distributed to the holders of shares of Common Stock ratably in proportion to the number of shares held by them.
4.3.   Preferred Stock.   The Board is hereby expressly authorized to issue Preferred Stock from time to time in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL, to determine and fix the number of shares of such series and the designation of such series, the voting powers, if any, of the shares of such series, the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, including without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, of the shares of such series. Without limiting the generality of the foregoing, the powers, preferences, and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.
ARTICLE 5
5.1.   General Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board except as otherwise provided herein or required by law.
5.2.   Election of Directors.   Unless and to the extent that the bylaws of the Corporation, as may be amended and/or restated from time to time (the “Bylaws”), shall so provide, the election of directors of the Corporation need not be by written ballot.
5.3.   Number of Directors.   The number of directors that shall constitute the whole Board shall be fixed from time to time solely by resolutions adopted by the Board; provided, however, that the Board shall consist of no fewer than three directors. Each director shall be entitled to one vote on each matter presented to the Board of the Corporation.
5.4.   Classification.   Subject to the rights, if any, of the holders of any series of Preferred Stock, and effective upon the effectiveness of this Certificate of Incorporation (the “Effective Time”), the Board of the Corporation shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The term of office of the initial Class I directors shall expire at the first annual meeting of the stockholders following the Effective Time; the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time; and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. At each annual meeting occurring after the Effective Time, each director elected to the class of directors expiring at such annual meeting shall be elected to hold office until the third annual meeting following his or her election and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, removal or retirement. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the whole Board shall shorten the term of any incumbent director.
5.5.   Removal of Directors.   Subject to the rights, if any, of the holders of any series of Preferred Stock, for so long as this Certificate of Incorporation provides for a classified Board, any director may be removed from office at any time but only with cause, at a meeting called for that purpose, by the affirmative vote of the holders representing at least 66 2∕3% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
5.6.   Vacancies.   Subject to the rights, if any, of the holders of any series of Preferred Stock, any and all vacancies in the Board, however occurring, including, without limitation, by reason of an increase in the size of the Board, or the death, resignation, disqualification or removal of a director, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, and not by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the Board, the remaining directors, except as otherwise provided by law, shall exercise the powers of the whole Board until the vacancy is filled.
ARTICLE 6
6.1.   Director ~~Indemnification~~ and Officer Exculpation.   To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the ~~Delaware General Corporation Law~~ DGCL is amended after approval by the stockholders of this Article 6 to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the ~~Delaware General Corporation Law~~ DGCL as so amended, automatically and without further action, upon the date of such amendment. For purposes of this Section 6.1, the term “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.
6.2.   Expenses.   The Corporation, to the fullest extent permitted by law, shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.
6.3.   Employee Indemnification.   The Corporation, to the fullest extent permitted by law, may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.
6.4.   Amendment.   Neither any amendment nor repeal of this Article 6, nor the adoption by amendment of this certificate of incorporation of any provision inconsistent with this Article 6, shall eliminate or reduce the effect of this Article 6 in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article 6, would accrue or arise) prior to such amendment or repeal or adoption of an inconsistent provision.
ARTICLE 7
7.1.   Action by Written Consent.   Subject to the rights of any series of Preferred Stock, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.
7.2.   Annual Meetings of Stockholders.   The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined exclusively by resolution of the Board in its sole and absolute discretion and stated in the notice of the meeting. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders at any meeting of stockholders shall be given in the manner provided in the Bylaws.
7.3.   Special Meetings of Stockholders.   Subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation shall be called only (i) by the chair of the Board or (ii) by or at the direction of a majority of the Board. Any business transacted at any special meeting of stockholders shall be limited to matters properly brought before the meeting by or at the direction of the Board.
ARTICLE 8
8.1.   Amendment of Certificate of Incorporation.   Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws and in addition to any affirmative vote of the holders of any particular class of stock required by the DGCL, this Certificate of Incorporation or the Bylaws, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal, or adopt any provisions of this Certificate of Incorporation.
8.2.   Bylaws.   In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to adopt, alter, amend or repeal the Bylaws without any action on the part of the stockholders. Any adoption, alteration, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Board then in office, provided a quorum is otherwise present. Any Bylaws adopted or amended by the Board, and any powers conferred thereby, may be amended, altered or repealed by the stockholders. In addition to any other vote otherwise required by law or this Certificate of Incorporation, with respect to the adoption, alteration, amendment or repeal of the Bylaws by the stockholders, the affirmative vote of the holders representing at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required to adopt, alter, amend or repeal the Bylaws.
ARTICLE 9
If any provision (or any part thereof) of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this [•] day of June, 2024.

Name: Michael Richman
Title:
President and CEO

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV48613-P11073! ! !! ! !NEXTCURE, INC.9000 VIRGINIA MANOR ROADSUITE 200BELTSVILLE, MD 20705VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NXTC2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 19, 2024. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.1b. Ellen G. Feigal, M.D.Nominees:1a. Elaine V. Jones, Ph.D.2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of NextCure, Inc. for the fiscal year endingDecember 31, 2024.3. Approval of an amendment to the Amended and Restated Certificate of Incorporation of NextCure, Inc. to provide for the exculpation of Company officers.NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.1. Election of two Class II DirectorsNEXTCURE, INC.The Board of Directors recommends you vote FOR each ofthe nominees listed in the following proposal:The Board of Directors recommends you vote FOR the following proposals:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.For Against AbstainFor Against Abstain! ! !! ! !SCAN TOVIEW MATERIALS & VOTE w

V48614-P11073Important Notice Regarding the Availability of Proxy Materials for the Annual Meetingto be Held on June 20, 2024:The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.NEXTCURE, INC.Annual Meeting of StockholdersJune 20, 2024 at 10:00 AM ETThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Michael Richman, Steven Cobourn and Timothy Mayer, or any of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote, all of the shares of common stock ofNEXTCURE, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of NEXTCURE, INC. to be held virtually over the internet at www.virtualshareholdermeeting.com/NXTC2024 at 10:00 AM ET on June 20, 2024, or any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting.Continued and to be signed on reverse side